Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 1 to the statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock of BFC Financial Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 11th day of February, 2009.

SC FUNDAMENTAL VALUE FUND, L.P.

By:	SC Fundamental LLC, as General Partner

By:	/s/ Neil H. Koffler
Neil H. Koffler, Member

SC FUNDAMENTAL LLC

By:	/s/ Neil H. Koffler
Neil H. Koffler, Member

SC FUNDAMENTAL VALUE BVI, LTD.

By:	SC Fundamental BVI, Inc., as managing general partner of investment manager

By:	/s/ Neil H. Koffler
Neil H. Koffler, Vice President

SC-BVI PARTNERS

By:	SC Fundamental BVI, Inc., as managing general partner

By:	/s/ Neil H. Koffler
Neil H. Koffler, Vice President

PMC-BVI, INC.

By:	/s/ Neil H. Koffler
Neil H. Koffler, Secretary

SC FUNDAMENTAL BVI, INC.

By:	/s/ Neil H. Koffler

Neil H. Koffler, Vice President

/s/ Neil H. Koffler

Neil H. Koffler as Attorney-in-Fact for

Peter M. Collery (1)

/s/ Neil H. Koffler

Neil H. Koffler

/s/ Neil H. Koffler

Neil H. Koffler as Attorney-in-Fact for John T. Bird (2)

/s/ Neil H. Koffler

Neil H. Koffler as Attorney-in-Fact for David A. Hurwitz (3)

SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND PROFIT SHARING PLAN

By:   /s/  Peter M. Collery

Peter M. Collery, Trustee

(1)

Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of ECC Capital Corporation, filed on February 14, 2007, and is incorporated herein by reference.

(2)

Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 3 to the Statement on Schedule 13G with respect to the Common Stock of BFC Financial Corporation, filed on July 11, 2008, and is incorporated herein by reference.

(3)

Executed by Neil H. Koffler as Attorney-in-Fact for David A. Hurwitz. The Power of Attorney for Mr. Hurwitz is attached as Exhibit 3 to the Amendment No. 4 to the Statement on Schedule 13G with respect to the Common Stock of MDU Communications International, Inc., filed on February 14, 2008, and is incorporated herein by reference.